Fees Summary	Feb. 25, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 349,720,000.00
Previously Paid Amount	0.00
Total Fee Amount	48,296.33
Total Offset Amount	0.00
Net Fee	$ 48,296.33
Final Prospectus	false